UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 07, 2026

enGene Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	001-41854	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4868 Rue Levy, Suite 220
Saint-Laurent, Quebec, Canada		H4R 2P1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 514 332-4888

enGene Holdings Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENGN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Common Share, at an exercise price of $11.50 per Share	ENGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2026, enGene Therapeutics Inc., formerly known as enGene Holdings Inc. (the “Company”), filed a notice of alteration (the “Notice of Alteration”) with the Province of British Columbia Registrar of Companies to change the Company’s corporate name to enGene Therapeutics Inc., effective as of April 8, 2026 (the “Name Change”). A copy of the Notice of Alteration, Notice of Articles and Certificate of Change of Name is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

In connection with the Name Change, the board of directors amended the articles of the Company (the “Articles”) to reflect the corporate name enGene Therapeutics Inc., effective as of April 8, 2026. No other changes were made to the Company’s Articles. A copy of the Company’s amended Articles reflecting the Name Change is attached as Exhibit 3.2 hereto and incorporated by reference herein.

The Company’s common shares, no par value per share, and the Company’s warrants, each exercisable for one common share at an exercise price of $11.50 per share, will continue to trade on the Nasdaq Stock Market under the ticker symbols “ENGN” and “ENGNW”, respectively.

Item 7.01 Regulation FD Disclosure.

On April 7, 2026, the Company issued a press release announcing the Name Change. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1*	Notice of Alteration, Notice of Articles and Certificate of Change of Name, effective as of April 8, 2026.
3.2	Articles of enGene Therapeutics Inc., as amended April 8, 2026.
99.1	Press Release of the Company, dated April 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain portions of this Exhibit marked as [***] have been redacted pursuant to Item 601(a)(6) of Regulation S-K under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGENE THERAPEUTICS INC.

Date:	April 9, 2026	By:	/s/ Lee G. Giguere
Name: Lee G. Giguere Title: Cheif Legal Officer